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                                                                   EXHIBIT 10.25


                       FOURTH LOAN MODIFICATION AGREEMENT

         This Fourth Loan Modification Agreement (the "AGREEMENT") is entered into on February ___, 2003, and effective as of January 31, 2003, by and between TRIPATH IMAGING, INC. ("BORROWER"), whose address is 1111 Huffman Mill Road, Burlington, North Carolina 27215, and SILICON VALLEY BANK ("BANK"), whose address is 3003 Tasman Drive, Santa Clara, California 95054.

         1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated as of January 31, 2000, as amended by that certain First Loan Modification Agreement dated as of January 31, 2001, as further amended by that certain Second Loan Modification Agreement dated as of January 31, 2002, as further amended by that certain Third Loan Modification Agreement dated as of June 17, 2002 (collectively, the "LOAN AGREEMENT"). The Loan Agreement provides for, among other things, a committed line of credit in the original principal amount of Five Million Dollars ($5,000,000). Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "INDEBTEDNESS."

         2.       DESCRIPTION OF CHANGE IN TERMS OF LOAN AGREEMENT.

                  (a) Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of "MATURITY DATE" and by substituting in lieu thereof the following new definition of such term:

                           "MATURITY DATE" shall mean January 29, 2004.

                  (b) Section 2.1.1 of the Loan Agreement is hereby amended by deleting Section 2.1.1 of the Loan Agreement and substituting in lieu thereof the following:

                  "2.1.1. Subject to and upon the terms and conditions of this Agreement, Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Committed Revolving Line; provided, however, that, at any time that the ratio of Borrower's cash, cash equivalents, short term investments and accounts receivable to Borrower's Current Liabilities, less current deferred revenue, is not at least 2.50 to 1.00, then Bank agrees to make Advances to Borrower in an aggregate outstanding amount not to exceed the Borrowing Base and shall have no obligation to make any Advances to Borrower in an aggregate outstanding amount in excess of the Borrowing Base. Borrower may apply up to $3,000,000 of the Advances to support the issuance of letters of credit, business credit cards and other cash management services (the "Reserved Amount"). Subject to the terms and conditions of this Agreement, amounts borrowed pursuant to this
         Section 2.1 may be repaid and reborrowed at any time during the term of this Agreement. In the event that the Maturity Date with respect to the Committed Revolving Line is not extended to a date after January 29, 2004 by the mutual agreement of Borrower and Bank and any letters of credit, business credit cards or other cash management services remain outstanding as of January 29, 2004, then Borrower will secure with cash any and all outstanding balances under the Reserved Amount with the Bank."

         3. CONSISTENT CHANGES. The Loan Agreement is hereby amended wherever necessary to reflect the changes described above.

         4. BANK EXPENSES. Without limiting the Borrower's obligations under the Loan Agreement, Borrower agrees to pay (i) a Facility Fee equal to
(x) one-quarter percent (1/4%) of the Committed Revolving Line (i.e., Twelve Thousand Five Hundred Dollars ($12,500.00)), which shall be fully earned and non-refundable when paid, and (y) one-sixteenth percent (1/16%) of the unused portion of Committed Revolving Line, calculated as of the last day of the calendar quarter immediately preceding each relevant


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payment date described below, which shall be payable in arrears quarterly beginning on the first (1st) day of the fiscal quarter immediately following the date hereof (i.e., April 1, 2003) and continuing on the first (1st) day of each fiscal quarter thereafter during the term of the Loan Agreement (i.e., July 1, 2003, October 1, 2003, and January 1, 2004), and (ii) on demand all of the Bank's reasonable attorney's fees and expenses and all other reasonable out-of-pocket costs incurred by the Bank in connection with its evaluation, negotiation, documentation or consummation of this Fourth Loan Modification Agreement and the transactions contemplated hereby, and any reasonable attorney's fees and expenses previously incurred by the Bank in connection with the Loan Agreement, as amended, which have not previously been paid.

         5. NO DEFENSES OF BORROWER. Borrower agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness.

         6. CONTINUING VALIDITY. Borrower understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties, and agreements, as set forth in that certain Loan Agreement and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Borrower and Bank (the "BORROWER IP SECURITY AGREEMENT") and upon representations, warranties and agreements made and agreed to by (i) Autocyte North Carolina, LLC ("AUTOCYTE"), as set forth in that certain Autocyte Guaranty and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Autocyte and Bank (the "AUTOCYTE IP SECURITY AGREEMENT"), (ii) Cell Analysis Stems, Inc. ("CELL ANALYSIS"), as set forth in that certain Cell Analysis Guaranty and the Intellectual Property Security Agreement, dated as of January 31, 2000, by and between Cell Analysis and Bank (the "CELL ANALYSIS IP SECURITY AGREEMENT"), and (iii) TriPath Oncology, Inc. ("TRIPATH ONCOLOGY"), as set forth in that certain TriPath Oncology Guaranty and the Intellectual Property Security Agreement, dated as of January 31, 2002, by and between TriPath Oncology and Bank (the "TriPath Oncology IP Security Agreement"). Except as expressly modified pursuant to this Fourth Loan Modification Agreement, the terms of the Loan Agreement, the Borrower IP Security Agreement, the Autocyte Guaranty, the Autocyte IP Security Agreement, the Cell Analysis Guaranty, the Cell Analysis IP Security Agreement, the TriPath Oncology Guaranty and the TriPath Oncology IP Security Agreement remain unchanged and in full force and effect and, except as expressly provided in Schedule I attached hereto, each of Borrower, Autocyte, Cell Analysis and TriPath Oncology represents and warrants to Bank that the representations and warranties included in the Loan Agreement, the Borrower IP Security Agreement, the Autocyte Guaranty, the Autocyte IP Security Agreement, the Cell Analysis Guaranty, the Cell Analysis IP Security Agreement, the TriPath Oncology Guaranty, and the TriPath Oncology IP Security Agreement are true and correct as of the date hereof. Bank's agreement to modifications to the existing Indebtedness pursuant to this Fourth Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Fourth Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Loan Agreement and the Guaranties, unless the party is expressly released by Bank in writing. No maker, endorser, or guarantor will be released by virtue of this Fourth Loan Modification Agreement. The terms of this paragraph apply not only to this Fourth Loan Modification Agreement, but also to all subsequent loan modification agreements entered into between Borrower and Bank.

         7. CONDITIONS. The effectiveness of this Fourth Loan Modification Agreement is conditioned upon the following:

                  (a) Bank's receipt of this Fourth Loan Modification Agreement duly executed by Borrower and Autocyte, Cell Analysis and TriPath Oncology;

                  (b) Subordination of any and all existing notes payable of Borrower, upon terms and conditions satisfactory to Bank in Bank's sole discretion; provided, that monthly payments or principal and interest may be made by Borrower under such notes payable so long as no Event of Default has occurred or is continuing under the Loan Agreement.


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                  (c)      Applicable recordation cover sheets for filing with
the United States Patent and Trademark Office and the United States Copyright Office;

                  (d) Borrower's payment of the Bank's fees and expenses pursuant to Section 4 of this Fourth Loan Modification Agreement, and any reasonable attorney's fees and expenses previously incurred by the Bank in connection with the Loan Agreement, as amended, which have not previously been paid;

                  (e) Autocyte, Cell Analysis, and TriPath Oncology shall have consented to the modifications of the Indebtedness pursuant to the First Loan Modification Agreement, dated as of January 31, 2001, the Second Loan Modification Agreement, dated as of January 31, 2002, the Third Loan Modification Agreement, dated as of June 17, 2002, and this Fourth Loan Modification Agreement by signing one or more counterparts of this Fourth Loan Modification Agreement in the appropriate space indicated below and returning the same to Bank; and

                  (f) Such other documents, and completion of other matters, as Bank may reasonably deem necessary or appropriate.


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         This Fourth Loan Modification Agreement is executed as of the year and date first written above.


BORROWER:                           BANK:


TRIPATH IMAGING, INC.               SILICON VALLEY BANK

By: /s/ James D. Everhart           By: /s/ Andrew A. Rico
   ----------------------------        ----------------------------------------
Name:   James D. Everhart           Name:   Andrew A. Rico
Title:  Director of Finance and     Title:  Vice President
        Treasurer


         The undersigned Guarantors hereby consent to the modifications to the Indebtedness pursuant to the First Loan Modification Agreement, dated as of January 31, 2001, the Second Loan Modification Agreement, dated as of January 31, 2002, the Third Loan Modification Agreement, dated as of June 17, 2002, and this Fourth Loan Modification Agreement, and hereby ratify all the provisions of the Guaranty and confirm that all provisions of such document are in full force and effect.


GUARANTOR:

AUTOCYTE NORTH CAROLINA, LLC


By: /s/ James D. Everhart
   ----------------------------
Name:   James D. Everhart
Title:  Director of Finance and
        Treasurer


CELL ANALYSIS SYSTEMS, INC.


By: /s/ James D. Everhart
   ----------------------------
Name:   James D. Everhart
Title:  Director of Finance and
        Treasurer


TRIPATH ONCOLOGY, INC.

By: /s/ James D. Everhart
   ----------------------------
Name:   James D. Everhart
Title:  Director of Finance and
        Treasurer


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